Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2002 (the "Report") by Tag-it Pacific, Inc. ("Registrant"), each of the undersigned hereby certifies that:

     1. to the best of our knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. to the best of our knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.



Dated:  August 14, 2002                              /s/ Colin Dyne
                                                     --------------------------
                                                     Colin Dyne
                                                     Chief Executive Officer


Dated:  August 14, 2002                              /s/ Ronda Sallmen
                                                     --------------------------
                                                     Ronda Sallmen
                                                     Chief Financial Officer